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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
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                             PRELIMINARY TERM SHEET
                           AND COMPUTATIONAL MATERIALS


                             ONCOR ELECTRIC DELIVERY
                          TRANSITION BOND COMPANY LLC,
                                     ISSUER


                                  $500,000,000
                         TRANSITION BONDS, SERIES 2003-1


                    ONCOR ELECTRIC DELIVERY COMPANY,
                                    SERVICER


        [ONCOR LOGO]                          [ONCOR SERVICE TERRITORY MAP]


Morgan Stanley & Co. Incorporated                 Lehman Brothers Inc.
      Goldman, Sachs & Co.                         Merrill Lynch & Co.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

                                  $500,000,000
               ONCOR ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
                    TRANSITION BONDS ("BONDS"), SERIES 2003-1

                                SUMMARY OF TERMS

TRANSACTION OVERVIEW

Oncor Electric Delivery Company ("Oncor") has established a bankruptcy-remote special purpose subsidiary company that will issue taxable debt securities secured by the right to receive revenues arising from transition charges from all retail electric customers in Oncor's service territory. This is in accordance with a financing order issued by the Public Utility Commission of Texas ("PUCT") on August 5, 2002 (the "Financing Order"), which became final and non-appealable on January 30, 2003. This transaction is part of the Texas Electric Utility Restructuring Act, which implemented competitive electric generation and retail markets in the State of Texas, and authorized Texas electric utilities to finance their generation-related regulatory assets and certain qualified costs. The proceeds of the Bonds will be paid to the parent company, Oncor, and will be used by Oncor to repurchase or retire its debt or equity.

ANTICIPATED BOND STRUCTURE

------------------------------------------------------------------------------------------
                                   EXPECTED                 PAYMENT
            SIZE     TRANCHE       AVERAGE        FIXED      WINDOW    SCHEDULED   LEGAL
   CLASS    ($MM)      TYPE      LIFE (YEARS)  RATE COUPON  (MONTHS)   MATURITY   MATURITY
------------------------------------------------------------------------------------------
   [A-1]    [104]   Sequential      [2.00]         [ ]        [37]      [2/07]     [2/09]
------------------------------------------------------------------------------------------
   [A-2]    [122]   Sequential      [5.00]         [ ]        [37]      [2/10]     [2/12]
------------------------------------------------------------------------------------------
   [A-3]    [130]   Sequential      [8.00]         [ ]        [37]      [2/13]     [2/15]
------------------------------------------------------------------------------------------
   [A-4]    [144]   Sequential     [10.83]         [ ]        [31]      [8/15]     [8/17]
------------------------------------------------------------------------------------------

ISSUER........................   Oncor Electric Delivery Transition Bond Company
                                 LLC, a bankruptcy-remote, Delaware limited liability company, wholly-owned by Oncor.

EXPECTED RATINGS .............   The Bonds are expected to be rated
                                 [Aaa/AAA/AAA] by Moody's, S&P and Fitch, respectively.

PARENT/SELLER/SERVICER........   Oncor, a regulated electric transmission and
                                 distribution ("T&D") utility wholly-owned by
                                 TXU US Holdings.

                                 Oncor provides delivery services to retail electric providers in its service territory, which sell electricity to over 2.9 million points of delivery in north-central, eastern and western Texas.

PUCT
FINANCIAL ADVISOR.............   Saber Partners, LLC ("Saber") (co-equal
                                 decision maker with Issuer)

STRUCTURE.....................   Sequential pay amortizing bonds


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
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WEIGHTED AVERAGE LIFE
PROFILE.......................   No prepayment risk. Extension risk is
                                 insignificant, ranging from [0.6-1.4] months in weighted average life under a severe stress scenario. The legislatively mandated True-up
                                 Mechanism is intended to provide for the recovery of transition charge in amounts sufficient to pay interest, scheduled principal and other required amounts on a timely basis.

                                 Please see "Weighted Average Life Sensitivity" for a weighted average life sensitivity analysis from forecasted levels in energy consumption.

PAYMENT DATES AND INTEREST
ACCRUAL.......................   Semi-annually, [February 15] and [August 15].
                                 Interest will be calculated on a [30/360] basis. The first scheduled payment date is [February 16], 2004.

USE OF PROCEEDS...............   Paid to the parent company, Oncor, and used by
                                 Oncor to repurchase or retire its debt or equity.

PLEDGED COLLATERAL............   The irrevocable right to bill and collect
                                 non-bypassable(cent)/kWh(1) and(cent)/kW(2)
                                 charges from all retail electric customers in Oncor's service territory based on consumption
                                 ("Transition Property").

CREDIT ENHANCEMENT............   Transition charges will be adjusted through a
                                 True-up Mechanism no less than annually to ensure timely payment of principal and interest. The expected ratings on the Bonds are [Aaa/AAA/AAA]. This True-up Mechanism is legislatively mandated. In addition, there is an overcollateralization subaccount (building in equal installments up to 0.5% of the initial principal balance of the Bonds), capital subaccount (upfront deposit of 0.5% of the Bonds' initial principal balance), and reserve subaccount to further support timely payment of principal and interest.

OPTIONAL REDEMPTION...........   None prior to scheduled maturity.

TAX TREATMENT.................   Fully taxable

TYPE OF OFFERING .............   SEC registered

ERISA ELIGIBLE ...............   Yes

EXPECTED SETTLEMENT...........   [August [21], 2003], settling flat.
                                 DTC, Clearstream and Euroclear

UNDERWRITERS..................   Morgan Stanley & Co. Incorporated, Lehman
                                 Brothers Inc., Goldman, Sachs & Co. and Merrill
                                 Lynch & Co.

INDENTURE TRUSTEE.............   The Bank of New York


Notes:
(1) Cents per kilowatt hour.
(2) Cents per kilowatt.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

[FLOATING RATE BENCHMARK].....   [6-month LIBOR, for floating rate tranches, if
                                 any]

[INTEREST RATE SWAPS].........   [For those classes of Bonds that are issued as
                                 floating rate securities, if any, the Issuer will enter into a corresponding Interest Rate
                                 Swap with a qualified swap counterparty.]

                                 [The Interest Rate Swaps, if any, will be "balance guaranty", amortizing interest rate swaps. A separate Interest Rate Swap Agreement would apply to each such floating rate class. The characteristics of each Interest Rate Swap will correspond to the related floating rate class.]

[SWAP COUNTERPARTY, IF ANY,
MINIMUM RATINGS
(MOODY'S/S&P/FITCH)]..........   [Moody's:
                                 (1) Both short-term credit rating and long-term credit rating of at least "P-1" and "Aa3", respectively; or
                                 (2) to the extent a short-term credit rating is not available, a long-term credit rating of at least "Aa2".]

                                 [S&P:
                                 (1) Both short-term credit rating and long-term credit rating of at least "A-1" and "A-", respectively; or
                                 (2) to the extent a short-term credit rating is not available, a long-term credit rating of at least "A+".]

                                 [Fitch:
                                 (1) A short-term credit rating of at least
                                 "F-1"; or
                                 (2) to the extent a short-term credit rating is not available, a long-term credit rating of at least "A".]


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

PARTIES TO TRANSACTION

The following chart represents the parties to the transactions underlying the offering of the Bonds, and describes their roles and relationships to the other parties:


[Chart summarizing the parties to the transactions underlying the offering of the transition bonds, their roles and their various relationships to the other parties. The PUCT issued the financing order and will confirm adjustments to the transition charges. US Holdings applied to the PUCT for the Financing Order, and Oncor will apply, as servicer, for transition charge adjustments. As the seller, Oncor will sell transition property and rights under the Financing Order to Oncor Electric Delivery Transition Bond Company LLC, for cash. As the servicer, Oncor will service the transition property of the issuer and receive a servicing fee. As the administrator, Oncor will provide administrative support to its issuer and receive an administration fee. As the issuer, Oncor Electric Delivery Transition Bond Company LLC, a bankruptcy remote entity, will sell the transition bonds, with an expected rating of Aaa/AAA/AAA for cash, pursuant to the underwriting agreement(s). The Bank of New York, the indenture trustee, acts for and on behalf of the holders of transition bonds pursuant to the indenture. The underwriters will sell the transition bonds for cash to the holders of transition bonds.]

Note:
(1) The application for the Financing Order was filed by TXU U.S. Holdings.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

ALLOCATIONS AND DISTRIBUTIONS OF TRANSITION BOND COMPANY REVENUES

[CHART ILLUSTRATING THE ALLOCATIONS AND DISTRIBUTIONS OF TRANSITION BOND COMPANY REVENUES APPEARS HERE][Chart describing the flow of transition charges as follows: Retail electric customers pay electric utility bill, which includes transition charges to REPs, who pay the billed transition charges to the servicer (whether collected or not from the customer); the servicer remits the transition charges to the indenture trustee for deposit to the collection account for the series of Bonds; the swap counterparty also pays any amounts due under any interest rate swap for deposit in the collection account for the series of Bonds; all amounts in the collection account are then applied to the general subaccount to be distributed in accordance with the payment "waterfall" described in the prospectus.]


Note:
(1) Indenture trustee and independent manager fees and expenses not to exceed $30,000 annually for all series of outstanding Bonds.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
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SCHEDULED AMORTIZATION

End of period Bond balances

------------------------------------------------------------------------------------
    DATE        CLASS A-1 ($)     CLASS A-2 ($)     CLASS A-3 ($)     CLASS A-4 ($)
------------------------------------------------------------------------------------
[8/21/2003]     [104,000,000]     [122,000,000]     [130,000,000]     [144,000,000]
[2/15/2004]      [96,144,661]     [122,000,000]     [130,000,000]     [144,000,000]
[8/15/2004]      [81,166,003]     [122,000,000]     [130,000,000]     [144,000,000]
[2/15/2005]      [60,558,356]     [122,000,000]     [130,000,000]     [144,000,000]
[8/15/2005]      [45,202,130]     [122,000,000]     [130,000,000]     [144,000,000]
[2/15/2006]      [24,191,587]     [122,000,000]     [130,000,000]     [144,000,000]
[8/15/2006]       [8,461,175]     [122,000,000]     [130,000,000]     [144,000,000]
[2/15/2007]           -           [109,074,404]     [130,000,000]     [144,000,000]
[8/15/2007]                        [92,826,112]     [130,000,000]     [144,000,000]
[2/15/2008]                        [70,643,410]     [130,000,000]     [144,000,000]
[8/15/2008]                        [53,725,860]     [130,000,000]     [144,000,000]
[2/15/2009]                        [30,830,328]     [130,000,000]     [144,000,000]
[8/15/2009]                        [13,130,821]     [130,000,000]     [144,000,000]
[2/15/2010]                             -           [119,449,137]     [144,000,000]
[8/15/2010]                                         [100,885,358]     [144,000,000]
[2/15/2011]                                          [76,235,865]     [144,000,000]
[8/15/2011]                                          [56,628,710]     [144,000,000]
[2/15/2012]                                          [30,915,229]     [144,000,000]
[8/15/2012]                                          [10,207,457]     [144,000,000]
[2/15/2013]                                               -           [127,382,848]
[8/15/2013]                                                           [105,471,850]
[2/15/2014]                                                           [77,367,097]
[8/15/2014]                                                           [54,112,437]
[2/15/2015]                                                           [24,652,394]
[8/15/2015]                                                                -


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

WEIGHTED AVERAGE LIFE SENSITIVITY

The following table analyzes the sensitivity of the weighted average lives of the Bond classes to energy consumption levels (retail electric sales) below forecasted levels. There can be no assurance that the weighted average lives of the classes of the Bonds will be as shown below.

------------------------------------------------------------------------------
                             WAL (YRS.) ASSUMING UNIFORM ANNUAL DECLINE FROM
             EXPECTED                 FORECASTED ENERGY CONSUMPTION
             WEIGHTED      ---------------------------------------------------
           AVERAGE LIFE               -5%                      -15%
              ("WAL")      -------------------------  ------------------------
CLASS          (YRS.)            WAL     CHANGE            WAL     CHANGE
------------------------------------------------------------------------------
[A-1]         [2.00]            [2.00]   [None]           [2.12]   [+0.12]
------------------------------------------------------------------------------
[A-2]         [5.00]            [5.00]   [None]           [5.11]   [+0.11]
------------------------------------------------------------------------------
[A-3]         [8.00]            [8.00]   [None]           [8.09]   [+0.09]
------------------------------------------------------------------------------
[A-4]        [10.83]           [10.83]   [None]          [10.88]   [+0.05]
------------------------------------------------------------------------------

                           SEVERE STRESS CASE EXAMPLE

THIS MEANS IF RETAIL ELECTRIC SALES ARE 15% LESS THAN THE FORECASTED ENERGY CONSUMPTION EACH YEAR FOR TWELVE CONSECUTIVE YEARS, THE [10.83]-YEAR WEIGHTED AVERAGE LIFE OF THE A-4 CLASS WOULD EXTEND LESS THAN A MONTH. PLEASE NOTE THAT OVER THE LAST TEN YEARS, ONCOR'S ANNUAL FORECAST ERROR HAS NOT EXCEEDED 6%, AND ITS TEN-YEAR AVERAGE FORECAST ERROR IS LESS THAN 1% (0.77%). A 15% DECLINE IN CONSUMPTION VERSUS THE FORECAST IN ANY YEAR WOULD BE MORE THAN FIVE STANDARD DEVIATIONS FROM THE MEAN ANNUAL FORECAST ERROR.
                                  _____________

For the purposes of preparing the table and example above, in addition to those assumptions in deriving the Scheduled Amortization, the following assumptions, among others, have been made:

o The forecast error stays constant over the life of the Bonds and is equal to 5% or 15% as stated in the table above. The servicer will true-up transition charges ("TCs" or "Transition Charges") so as to ensure the billing of TCs necessary to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date;

o    Periodic annual standard true-ups on a transaction year basis;

o Interim true-ups have been modeled to be implemented only after a 5% variance from the expected amortization schedule (taking into account amounts in the reserve subaccount) has occurred;

o    No non-standard true-ups have been modeled; and

o    No clean-up call exercised.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
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TRUE-UP MECHANISM

                HOW THE REQUIRED ANNUAL TRUE-UP MECHANISM WORKS:

STEP 1: Each year, Oncor computes the total dollar requirements for the transition bonds for the coming year, which include scheduled principal and interest payments and all other permitted costs of the transaction.

STEP 2: Oncor allocates the total dollar requirements among specific customer classes (e.g., residential, commercial, industrial).

STEP 3:  Oncor forecasts consumption (kWh or kW) by each customer class.

STEP 4: Oncor divides the total dollar requirements for each customer class by the forecast consumption to determine the kWh or kW transition charge for that customer class.

STEP 5: Oncor must make a true-up filing with the PUCT, and adjustments to the transition charges are immediately reflected in customer bills, beginning with their next monthly billing cycle.
                                  _____________

IN ADDITION TO THE ANNUAL TRUE-UP, ONCOR CAN MAKE OTHER TRUE-UP ADJUSTMENTS TO MAKE TIMELY PAYMENTS OF PRINCIPAL AND INTEREST ON THE BONDS:

o   Oncor may seek an interim true-up once every six months if:
    -- Oncor expects, at the next payment date, more than a 5% variation between actual principal balance of the transition bonds plus amounts on deposit in the reserve subaccount and the bond amortization schedule, or
    -- an interim true-up is needed to meet a rating agency requirement that a series of bonds be paid in full at scheduled maturity.

o Oncor may seek a non-standard true-up if forecasted consumption for any customer class for an upcoming period has decreased by more than 10% as compared to consumption for each class for the 12 months ended April 30, 1999, in order to reallocate charges among customer classes (subject to a 90-day review by the PUCT prior to implementation).


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

                                    GLOSSARY

"COLLATERAL"        All assets held by the indenture trustee for the benefit of the holders of the Bonds. Most assets of the Issuer will be held by the indenture trustee in a segregated account established pursuant to an indenture (the "Collection
                    Account").

                    The Issuer's principal asset will be Transition Property. Transition Property is a present property right created pursuant to the Texas Electric Utility Restructuring Act and the Financing Order, which became final and non-appealable in January 30, 2003. It consists primarily of the irrevocable right to impose, collect and receive non-bypassable TCs.

"LEGAL STRUCTURE"   The Texas Electric Utility Restructuring Act provides, among other things, that the Transition Property is a present property right created pursuant to such Act and the Financing Order, that a sale of Transition Property under specified terms is a "true sale," that a first-priority lien can be granted in the Transition Property, that such a lien can be perfected, that the TCs are non-bypassable and not subject to setoff, and that the Financing Order will remain in effect notwithstanding the bankruptcy of the electric utility.

"PRINCIPAL          Principal will be paid sequentially. No class will receive
PAYMENTS"           principal payments until all classes of a higher numerical designation have been paid in full unless there is an acceleration of the Bonds following an event of default in which case principal will be paid to all classes on a pro-rata basis. Please see "Scheduled Amortization."

"STATE PLEDGE"      The State of Texas (including the PUCT) has pledged that it will not take or permit any action that would impair the value of the Transition Property or reduce, alter or impair the TCs until the related Bonds are fully repaid or discharged, other than periodic true-up adjustments to correct any overcollections or undercollections. No voter initiative or referendum process currently exists in Texas.

"TRANSITION         TCs are statutorily-created, non-bypassable,
CHARGES             consumption-based per kilowatt hour and per kilowatt
OR TCS"             charges. TCs are irrevocable and payable, through REPs, by retail electric customers within Oncor's historic service territory.

                    TCs are calculated to ensure collection of revenues sufficient to (a) pay periodic expenses associated with the Bonds; (b) make scheduled payments of principal and interest (including required payments to the swap counterparty, if any) on the Bonds; (c) fund scheduled deposits to an overcollateralization subaccount; and (d) replenish any amounts previously withdrawn from the overcollateralization subaccount or the capital subaccount.

"TRUE-UP            True-ups correct any undercollections or overcollections of
MECHANISM,          TCs during the preceding year (for standard true-ups) or the
CREDIT              TCs during the preceding year (for standard true-ups) or the
ENHANCEMENT"        legislatively mandated and included in the PUCT's
                    irrevocable Financing Order.

                      o  Standard: Annually.

                      o Interim: Semi-annually, if (a) anticipated principal balance (taking into account amounts in the reserve subaccount) is 5% greater or less than expected principal balance, or (b) such measure is necessary to meet certain rating agency requirements that a series of Bonds be paid in full by the scheduled maturity date.

                      o Non-Standard: If forecasted billing units for any class decreases by more than 10% compared to the threshold billing units recorded during the 12 months ending April 30, 1999.


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

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ONCOR ELECTRIC DELIVERY           PRELIMINARY                    AUGUST 1, 2003
TRANSITION BOND COMPANY LLC
--------------------------------------------------------------------------------

All information in this Preliminary Term Sheet and Computational Materials, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Oncor Electric Delivery Transition Bond Company LLC and Oncor Electric Delivery Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Saber Partners, LLC, Morgan Stanley & Co. Incorporated, Lehman Brothers Inc., Goldman, Sachs & Co., Merrill Lynch & Co., and their affiliates make no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such Offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Saber Partners, LLC, Morgan
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